Vanguard Explorer Value Fund

Supplement Dated July 1, 2019, to the Prospectus and Summary Prospectus Dated December 21, 2018

Effectively immediately, Rushan Jiang will replace Thomas W. Duncan, Jr. as a co-portfolio manager on Frontier Capital’s portion of the Vanguard Explorer Value Fund. The Fund's investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following replaces Thomas W. Duncan, Jr. under the heading “Investment Advisors” in the Fund Summary section:

Rushan Jiang, CFA, Vice President and Portfolio Manager of Frontier Capital. He has co-managed a portion of the Fund since July 2019.

Prospectus Text Changes

The following replaces Thomas W. Duncan, Jr. under the heading “Investment Advisors” in the More on the Fund section:

Rushan Jiang, CFA, Vice President of Frontier Capital. He has worked in investment management since 2003, has been with Frontier Capital since 2005, has managed portfolios since 2014, and has co-managed a portion of the Fund since July 2019. Education: B.S., University of Texas; M.S., Stanford University; M.B.A., Massachusetts Institute of Technology.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1690 072019

Vanguard Scottsdale Funds

Supplement Dated July 1, 2019, to the Statement of Additional Information Dated December 21, 2018

Important changes to Vanguard Explorer Value Fund

Effectively immediately, Rushan Jiang will replace Thomas W. Duncan, Jr. as a co-portfolio manager on Frontier Capital’s portion of Vanguard Explorer Value Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the “Investment Advisory and Other Services” section, the following replaces the “Other Accounts Managed” subsection on page B-57 for Frontier Capital:

1. Other Accounts Managed

William A. Teichner and Rushan Jiang, co-manage a portion of Vanguard Explorer Value Fund; as of August 31, 2018, the Fund held assets of $768 million. As of August 31, 2018, Mr. Teichner also co-managed 1 other pooled investment vehicle with total assets of $347.2 million and 26 other accounts with total assets of $2.6 billion (none of which had advisory fees based on account performance). As of May 31, 2019, Mr. Jiang also co-managed 1 other pooled investment vehicle with total assets of $274 million and 26 other accounts with total assets of $2.1 billion (none of which had advisory fees based on account performance).

Within the same section, the following replaces the “Ownership of Securities” sub-section on page B-58:

4. Ownership of Securities

As of August 31, 2018, Mr. Teichner owned shares of Vanguard Explorer Value Fund within the $100,001–$500,000 range.

As of May 31, 2019, Mr. Jiang did not own any shares of the Fund.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1690 072019